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SUPPLEMENT DATED December 5, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

of Franklin Money Market Fund (the “Fund”)

a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”)

The prospectus is amended as follows:

I.  The Fund participates in the U.S. Department of the Treasury’s (“Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, shares held by a shareholder in the Fund as of the close of business on September 19, 2008 (“Program Date”) are insured against loss in the event the per share value at the time of liquidation is less than $1 per share. The Program provides a guarantee to Fund shareholders based on the number of shares invested in the Fund at the close of business on the Program Date. Any increase in the number of shares held by a shareholder after the close of business on the Program Date will not be guaranteed. If the number of shares held by a shareholder fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on the Program Date, or the current amount, whichever is less.

The initial three-month period of the Program expires on December 18, 2008.However, on November 24, 2008, Treasury announced that the Program would be extended through April 30, 2009. On December 1, 2008, the Board of Trustees of the Trust approved the Fund’s continued participation in the Program through April 30, 2009, and the Fund will apply to participate in this Program extension.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required payment to Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. Participation in the Program extension (i.e., the period from December 19, 2008 through April 30, 2009) requires an additional payment to Treasury in the amount of 0.015% of the net asset value of each participating Fund as of the Program Date. This expense will be borne by the Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect. The Secretary of the Treasury may extend the Program beyond April 30, 2009, but no later than through the close of business on September 18, 2009. If the Program is extended further, the Fund will consider whether to continue to participate.

In the event that the Fund would have to liquidate its holdings, it will distribute the proceeds of the liquidation, including any amounts received under the Program, to Insurers, which shall have the sole responsibility for appropriately allocating the liquidation proceeds to Contract Owners.

As of the date of this Supplement, the Treasury has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). More information about the Program is available at http://www.ustreas.gov .

II.  The "Annual Fund Operating Expenses" and the "Example" tables under the section "Fees and Expenses" are being revised as follows:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

	Class 1	Class 2
Management fees¹	0.63%	0.63%
Distribution and Service (12b-1 fees)²	N/A	0.25%
Other expenses³	0.13%	0.13%
Total annual operating expenses³	0.76%	1.01%

1.	The Fund's administration fee is paid indirectly through the management fee.

2.

While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Class's average daily net assets, the Fund's board of directors has set the current rate at 0.25% through May 1, 2009.

3.

Other expenses and total annual Fund operating expenses of the Fund have been restated to reflect fees relating to the Fund’s participation in the Treasury’s Temporary Guarantee Program for Money Market Funds through April 30, 2009.

Example

	1 Year	3 Years	5 Years	10 Years
Class 1	$78	$236	$409	$909
Class 2	$103	$315	$545	$1,204

Please keep this supplement for future reference.